UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
July 24, 2019
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive
Beverly Hills, California                                 90210
(Address of principal executive offices)                            (Zip Code)
(310) 867-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 Par Value Per Share	LYV	New York Stock Exchange
(Includes Preferred Stock Purchase Rights)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 24, 2019, (i) Ticketmaster New Ventures, S. de R.L. de C.V. (“TNV”), an indirect wholly-owned subsidiary of Live Nation Entertainment, Inc. (“Live Nation”), and Corporación Interamericana de Entretenimiento, S.A.B. de C.V. (“CIE”) entered into a Stock Purchase and Subscription Agreement (the “CIE Purchase Agreement”) and (ii) TNV, Ticketmaster New Ventures Holdings, Inc., an indirect wholly-owned subsidiary of Live Nation (“TNVH” and together with TNV and Live Nation, the “Live Nation Parties”), Grupo Televisa, S.A.B. and Promo-Industrias Metropolitanas, S.A. de C.V. (together with (Grupo Televisa, S.A.B., “TV”) entered into a Stock Purchase Agreement (the “TV Purchase Agreement” and together with the CIE Purchase Agreement, the “Purchase Agreements”), pursuant to which the Live Nation Parties will acquire an aggregate of 51% of the capital stock of OCESA Entretenimiento, S.A. de C.V. (“OCESA”) and certain other related subsidiaries of CIE on the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreements (the “Acquisition”) for an aggregate purchase price of MXN$8,835,000,000, subject to certain adjustments, of which MXN$7,927,750,000 will be paid in cash and MXN$907,250,000 will be paid in shares of Live Nation’s common stock (such shares, the “Share Consideration”) at closing of the Acquisition. Following the closing of the Acquisition, CIE will continue to hold the remaining 49% of the capital stock of OCESA and certain other related subsidiaries.

The Purchase Agreements contain customary representations, warranties and covenants by the Live Nation Parties, TV and CIE. The closing of the Acquisition is subject to customary closing conditions, including Mexican regulatory approvals and approval by CIE’s shareholders. The Acquisition is anticipated to close by the end of 2019. The closing of the Acquisition is cross conditional on the closing of the transactions contemplated by each of the Purchase Agreements.

The Purchase Agreements may be terminated by their respective parties if the closing has not occurred on or before April 23, 2020 (or, at the respective parties’ option, October 23, 2020 if, as of April 23, 2020, all closing conditions have been completed except for the receipt of certain regulatory approvals). In addition, the Live Nation Parties may terminate the CIE Purchase Agreement if the Acquisition is not authorized by CIE’s shareholders, in which case CIE will pay to Live Nation a fee of MXN$441,750,000 in cash.

Live Nation intends to issue the Share Consideration in reliance upon the exemption from registration under the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof for transactions not involving a public offering and the safe harbor afforded by Rule 506 thereunder, and has agreed to file a Registration Statement on Form S-3 covering the resale of the Share Consideration by the recipients. Live Nation expects to finance the cash portion of the purchase price with a combination of cash-on-hand, available borrowings under its existing credit facility and/or proceeds from one or more additional debt financing transactions.

The foregoing summary of the Purchase Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreements, which will be filed as exhibits to Live Nation’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2019.

This Current Report on Form 8-K contains forward-looking statements, including the expected closing of the Acquisition and the time frame in which this is expected to occur. Statements regarding future events are based on Live Nation’s current expectations and are necessarily subject to associated risks related to, among other things, regulatory approval of the Acquisition or that other conditions to the closing may not be satisfied, the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreements, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. The forward-looking statements included herein are made only as of the date hereof, and Live Nation undertakes no obligation to revise or update any forward-looking statements for any reason, whether as a result of changes in underlying factors, new information, future events or otherwise. Live Nation refers you to the documents it files with the Securities and Exchange Commission, specifically the section titled "Item 1A. Risk Factors" of its annual report on Form 10-K for the year ended December 31, 2018, which contains and identifies important factors that could cause actual results to differ materially from those contained in Live Nation’s forward-looking statements.

Item 3.02. Unregistered Sales of Equity Securities.

See the disclosure under Item 1.01 of this Current Report on Form 8-K, which is incorporated into this Item 3.02 by reference.

Item 8.01. Other Events.

On July 24, 2019, Live Nation issued a press release announcing that it is expanding its global platform by acquiring a controlling interest in OCESA Entertainment, a leading promoter in Mexico. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Chief Accounting Officer
July 26, 2019

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release dated July 24, 2019.
101.INS	XBRL Instance Document - this instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Schema Document.
101.CAL	XBRL Taxonomy Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Definition Linkbase Document.
101.LAB	XBRL Taxonomy Label Linkbase Document.
101.PRE	XBRL Taxonomy Presentation Linkbase Document.